                                                                Exhibit 10.36

                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


                             RENAL CARE GROUP, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                FOR GARY BRUKARDT

         THIS AGREEMENT is made as of the Date of Grant, by RENAL CARE GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), to GARY BRUKARDT (the "Optionee").

         Upon and subject to the Additional Terms and Conditions attached hereto and incorporated herein by reference as part of this Agreement, the Company hereby awards as of the Date of Grant to Optionee an option (the "Option"), as described below, to purchase the Option Shares.

         A.       DATE OF GRANT:  April 30, 1997.

         B.       TYPE OF OPTION:  Non-Qualified Stock Option.

         C.       EXERCISE PRICE PER SHARE:  $30.00.

         D. OPTION SHARES: 50,000 shares of the Company's Common Stock, $.01 par value.

         E.       VESTING SCHEDULE:

                  The Vesting Schedule shall be as follows:

                       Schedule              Percentage of Option Shares Vested
                       --------              ----------------------------------
                  Date of Grant                                20%

                  1st anniversary of                           40%
                  the Date of Grant

                  2nd anniversary of                           60%
                  the Date of Grant

                  3rd anniversary of                           80%
                  the Date of Grant

                  4th anniversary of                          100%
                  the Date of Grant

                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


     F. EXPIRATION DATE: This Option may be exercised at any time after the Date of Grant through 5:00 p.m., Nashville, Tennessee time, on the 10th anniversary of the Date of Grant, provided that this Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule or as modified as provided herein.

         IN WITNESS WHEREOF, the Company has executed this Agreement the 30th day of April, 1997.

                                            RENAL CARE GROUP, INC.


                                            By:      /s/ Sam A. Brooks
                                               -------------------------------
                                            Name:      Sam A. Brooks
                                                 -----------------------------
                                            Title:    President
                                                  ----------------------------

ATTEST:

---------------------------
Title:
      ---------------------
                                            OPTIONEE:


                                            /s/ Gary Brukardt             (SEAL)
                                            ------------------------------------

WITNESS:

---------------------------



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
                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


                         ADDITIONAL TERMS AND CONDITIONS
                             RENAL CARE GROUP, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                FOR GARY BRUKARDT


           1. Exercise of Option. This Option may be exercised in whole or in part, but in no less than one hundred (100) share lots, by written notice, in substantially the form as Exhibit 1 hereto, directed to the Secretary of the Company at its principal place of business, accompanied by payment of the Exercise Price for the number of shares purchased. Payment shall be made in cash, by check, or in shares of Common Stock already held by the Optionee prior to the exercise of the Option. In the event that all or part of the Exercise Price is paid in shares of Common Stock, the value of such shares shall be equal to the Fair Market Value of such shares on the date of exercise of the Option, and the Optionee shall deliver to the Company a certificate or certificates for such shares.

           2. Issuance of Option Shares. Upon a valid exercise of this Option, the Company shall, or shall direct its transfer agent to, make delivery of the Option Shares as soon as reasonably possible; provided, however, that the Company shall not be required to issue or deliver any certificates for Option Shares pursuant to this Option prior to (a) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body which the Board shall, in its sole discretion, determine to be necessary or advisable, and/or (b) the Optionee making at the time of exercise any reasonable representations and warranties requested by the Company in order to qualify the issuance of the Option Shares for exemptions from registration under state or federal securities laws. The Option Shares issued on the exercise of this Option, when paid for as herein provided, will be fully paid and non-assessable.

           3.  Termination of Employment or Death.

                 (a) In the event of a termination of Optionee's employment or consulting services for any reason (other than a termination of an Optionee employee by his or her death or disability), (i) except as provided in clause
  (ii) of this sentence this Option shall terminate as of the day of notice of such termination by either party, but in no event later than the Expiration Date, and (ii) any unexercised portion of this Option which is otherwise exercisable on the date of termination may be exercised by Optionee at any time within three (3) months following the date of such termination, unless Optionee dies during such three (3) month period, but in no event later than the Expiration Date. If Optionee is an employee, whether military, government or other service by Optionee or other leave of absence granted to Optionee shall constitute such a termination shall be determined in each case by the Board at its discretion, and any determination by the Board shall be final and conclusive. If the Board determines that such absence does not constitute such a termination, however, Optionee may exercise his or her option only with the consent of the Board.



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
                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


                    (b) If Optionee is an employee, upon termination of Optionee's employment with the Company (including its subsidiaries) as result of a permanent disability (as defined by Section 22(e)(3) of the Code), (i) except as provided in clause (ii) of this sentence, this Option shall terminate and be unexercisable on the date of such termination, but in no event later than the Expiration Date, and (ii) any unexercised portion of this Option which is otherwise exercisable on the date of such termination may be exercised by Optionee at any time within six (6) months following the date of such termination, unless Optionee dies during such six (6) month period, but in no event later than the Expiration Date.

                    (c) If Optionee is an employee, upon termination of his or her employment by the Company without Cause, if there is a written employment agreement between Optionee and the Company, this Option shall cease to vest in accordance with the Vesting Schedule regardless of any salary continuation specified by such employment agreement as a result of such termination. Upon termination of his or her employment with the Company, (i) except as provided in clause (ii) of this sentence, this Option shall terminate and be unexercisable as to unvested options on the date of termination, but in no event later than the Expiration Date, and (ii) any unexercised portion of this Option which is otherwise exercisable as of such termination date may be exercised by Optionee at any time within three (3) months following such termination date, unless Optionee dies during such three (3) month period such option may be exercised pursuant to subparagraph (d) below, but in no event later than the Expiration Date. If there is no written employment agreement between Optionee and the Company, upon termination of his or her employment by the Company without Cause any unexercised portion of this Option shall terminate in accordance with Section 3(a) above, but in no event later than the Expiration Date.

                    (d) If Optionee dies, (i) except as provided in clause (ii) of this sentence, this Option shall terminate and be unexercisable on the date of death, and (ii) any unexercised portion of this Option, if otherwise exercisable at the date of death, may be exercised by his or her personal representatives, heirs, or legatees at any time prior to the expiration of one
  (1) year after the date of Optionee's death, but in no event later than the Expiration Date.

           4. Full Information. Optionee represents that he or she is familiar with the business and affairs of the Company and realizes that the receipt of the Option and Option Shares is a speculative investment and that any possible profit therefrom is uncertain. Optionee further represents that he or she has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all information available with respect to the Company and its affairs, and has received all information and data with respect to the Company that he or she has requested and which he or she has deemed relevant in connection with his or her receipt of the Option and the Option Shares subject to the Option.

           5. No Rights in Option Stock. Optionee shall have no rights as a stockholder with respect to any of the Option Shares prior to the date of issuance to the Optionee of a certificate or certificates for such shares. Optionee shall have no rights with respect to such shares not expressly conferred by this Agreement.


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
                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


           6. Stock Reserved. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement, and shall pay all original issue taxes on the exercise of this Option, and all other fees and expenses necessarily incurred by the Company in connection therewith.

           7. Nonassignability. This Option shall not be encumbered or transferred in whole or in part except by will or the laws of descent and distribution and is exercisable during the lifetime of the Optionee only by the Optionee.

           8. No Employment. This Agreement shall not give Optionee a right to employment by, or membership on the board of directors of, the Company or its subsidiaries.

           9. Non-Qualified Option. It is the intent of the parties hereto that this Option be a non-qualified stock option and subject to all of the applicable provisions of the Internal Revenue Code of 1986, as amended. The Company recognizes that the Optionee may be subject to restrictions regarding his or her right to trade Common Stock under applicable securities laws. Accordingly, the Optionee may want to consider making an election to be taxed upon exercise of this Option under Section 83(b) of the Code. The Optionee shall have sole discretion to make such an election and shall be solely responsible for complying with the Code and all relevant rules and regulations in connection with such election. The Optionee shall provide written notice to the Company of such election immediately after making such election.

           10. Share Adjustments. If the Company's outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares, stock dividend, or transaction having similar effect, the Board shall proportionately and appropriately adjust the number and kind of shares that are subject to this Option and the Exercise Price Per Share, without any change in the aggregate price to be paid therefor upon exercise of this Option.

           11. Changes in Control.

                 (a) Change in Control. Subject to Section 12, in the event that a Change in Control shall occur, then (i) this Option (whether vested or not vested) shall automatically become one hundred percent (100%) vested immediately, and (ii) no other terms, conditions, restrictions or limitations shall be imposed upon this Option after such date, and in no circumstance shall this Option be forfeited on or after such date.

                 (b) Automatic Acceleration and Cash-Out. Subject to Section
  12, upon a Change in Control that results directly or indirectly in the Common Stock (or the stock of any successor the Company received in exchange for Common Stock) ceasing to be publicly traded on a national securities market at any time, (i) this

                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


  Option shall automatically become one hundred percent (100%) vested immediately with respect to the Option Shares, (ii) no other terms, conditions, restrictions or limitations shall be imposed upon this Option after such date, and in no circumstance shall this Option be forfeited on or after such date, and (iii) this Option shall be valued and cashed out on the basis of the Change in Control Price.

                    (c) Section 16 Insider. Notwithstanding anything herein to the contrary, if the Optionee is subject to the reporting requirements of
  Section 16 of the Exchange Act with respect to the Company, and on the date of the Change in Control this Option has not been outstanding for a period of at least six months from the Date of Grant, the Optionee shall not be paid the consideration described in this Section 11 above until the first day next following the end of such six-month period.

           12. Modification, Extension and Renewal. The Board may modify, renew or accept the surrender of this Option, including the acceleration or waiver of any vesting or other restrictions or limitations, or the conversion of this Option (with appropriate adjustments) to be applicable to the securities of any successor corporation to the Company or parent of any such successor, and the Board may authorize new options in substitution for the Option. Any substituted, modified or converted options may bear such different or additional terms and conditions as the Board shall deem appropriate. The determination of the Board as to the terms of any of the foregoing may be made without regard to whether a Change in Control has or has not occurred (or whether the Board has determined that any event shall not be considered to be a Change in Control) and shall be conclusive and binding notwithstanding the provisions hereof regarding exercisability. Any fractional shares resulting from any of the foregoing adjustments under this Section shall be disregarded and eliminated. However, no modification of this Option shall, without the consent of the Optionee, adversely affect the rights or obligations of the Optionee with respect to this Option.

           13. Administration. This Agreement shall be administered, construed and interpreted by the Board.

           14. Definitions.

                 "Board" means the Board of Directors of the Company.

                 "Change in Control" means a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of a Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, a Change in Control shall also be deemed to have occurred at such time as:

                              (i) any "person" within the meaning of Section 14(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan(s) sponsored by the Company or any Subsidiary, is or has become the "beneficial owner," as defined in Rule l3d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of the


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
                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


           outstanding securities of the Company ordinarily having the right to vote at the election of directors;

                           (ii) individuals who constitute the Board immediately prior to any meeting of stockholders (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof after such shareholder meeting, provided that any person becoming a director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;

                             (iii) upon approval by the Company's stockholders of a reorganization, merger, share exchange or consolidation, other than one with respect to which those persons who were the beneficial owners, immediately prior to such reorganization, merger, share exchange or consolidation, of outstanding securities of the Company ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than 75% of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors; or

                             (iv) upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Subsidiary.

                    Notwithstanding the occurrence of any of the foregoing, the Board may determine, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be so considered. Such determination shall be effective if it is made by the Board prior to the occurrence of an event that otherwise would be or probably will lead to a Change in Control or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably will lead to a Change in Control. Upon such determination, such event or events shall not be deemed to be a Change in Control for any purposes hereunder, including but not limited to, Section 12.

                    "Code" means the Internal Revenue Code of 1986, as amended.

                    "Common Stock" means the Common Stock, $.01 par value, of the Company.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.




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
                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


                    "Fair Market Value" means the closing price of the shares of Common Stock on a national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by the National Quotation Bureau, Inc. or other national quotation service. If the shares are not traded on an exchange but are traded in the over-the-counter market, on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported by the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or other national quotation service.

                    "Subsidiary" means any corporation that qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.


                                    * * * * *

                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


                                    EXHIBIT 1


                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                             RENAL CARE GROUP, INC.


                                            Name:______________________________

                                            Address:___________________________
                                                    ___________________________

                                            Date:______________________________


  Renal Care Group, Inc.
  Attention:  [Secretary]
  2100 West End, Suite 800
  Nashville, Tennessee  37203

           Re:    Exercise of Non-Qualified Stock Option

  Ladies and Gentlemen:

           Subject to acceptance hereof in writing by Renal Care Group, Inc. (the "Company"), I hereby give at least ten days but not more than thirty (30) days prior notice of my election to exercise options granted to me to purchase _____________ shares of Common Stock of the Company under the Renal Care Group, Inc. Non-Qualified Stock Option Agreement granted on ______________________, ______. The purchase shall take place as of
  ______________________, ______ (the "Exercise Date").

           On or before the Exercise Date, I will pay the applicable purchase price by delivery of a certified check for $__________ for the full purchase price payable to the order of Renal Care Group, Inc.

           The required federal, state and local income tax withholding, if any, on the exercise of the option shall be paid on or before the Exercise Date.

           I hereby reaffirm that the representations made in Additional Terms and Conditions of the Agreement are true and correct as of the date of exercising this Option.




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
                                               [OFFICERS/EMPLOYEES/CONSULTANTS]


           As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

                                                     Very truly yours,



  AGREED TO AND ACCEPTED:


  RENAL CARE GROUP, INC.


  By:
     ------------------------------

  Title:
        ---------------------------

  Number of Shares Exercised:
                             ------------------

  Number of Shares Remaining:
                             ------------------

Date:
     ---------------





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